Subsequent Events	12 Months Ended
Dec. 26, 2020
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events

On December 27, 2020, the Company completed the acquisition of FFO, a regional retailer of furniture and mattresses, for an all cash purchase price of $13.8 million. The Company acquired 31 operating locations which will be rebranded to its American Freight segment in the first quarter of 2021.

On January 15, 2021, the Company completed a public offering of 3.3 million shares of its Series A Preferred Stock with net cash proceeds to the Company of approximately $79.7 million, after deducting underwriting discounts, an advisory fee and estimated offering expenses totaling approximately $3.2 million.

On January 25, 2021, the Company entered into a definitive agreement to acquire Pet Supplies Plus (“PSP”), a leading omnichannel retail chain and franchisor of pet supplies and services, in an all cash transaction valued at approximately $700.0 million from affiliates of Sentinel Capital Partners. Additionally, the Company estimates that the net present value of the tax benefits related to the PSP acquisition are expected to be approximately $100.0 million. In connection with the signing of the definitive agreement, the Company entered into commitments with its lenders for $1,300.0 million in new term loan credit facilities to refinance its existing term loan and provide PSP acquisition financing. This includes commitments from B. Riley for up to $300.0 million in unsecured financing. The transaction closed on March 10, 2021. Preliminary purchase price information is not available at this time due to the closing being on the same date as this filing.

On February 21, 2021, the Company entered into a definitive agreement with NextPoint Acquisition Corp., a special purpose acquisition corporation incorporated under the laws of the Province of British Columbia ("Purchaser") to sell its Liberty Tax business for a total preliminary purchase price of $243.0 million, consisting of approximately $182.0 million in cash and an equity interest in the Purchaser worth an estimated $61.0 million at the time of signing. In connection with the transaction, the Company expects to enter into a transition service agreement with the Purchaser, pursuant to which each party will provide certain transition services to each other. The Company expects the transaction to close in the third quarter of 2021.
On March 2, 2021, The Company's Board of Directors declared quarterly dividends of $0.375 per share of common stock and $0.46875 per share of Series A Preferred Stock. The dividends will be paid in cash on or about April 15, 2021 to holders of record of the Company's common stock and Series A Preferred Stock on the close of business on March 31, 2021.